UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 2, 2023

CASEY'S GENERAL STORES, INC.
(Exact name of registrant as specified in its charter)

Iowa
(State or other jurisdiction of incorporation)

001-34700	42-0935283
(Commission File Number)	(I.R.S. Employer Identification Number)

One SE Convenience Blvd., Ankeny, Iowa
(Address of principal executive offices)

50021
(Zip Code)

515/965-6100
(Registrant's telephone number, including area code)

NONE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value per share	CASY	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 2.02. Results of Operations and Financial Condition.

On March 7, 2023, Casey's General Stores, Inc. (the "Company") issued a press release announcing its financial results for the third quarter ended January 31, 2023 (the "Press Release"). A copy of the Press Release is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 5.03. Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 2, 2023, the Board of Directors (the "Board") of the Company, upon the recommendation of the Board’s Nominating and Corporate Governance Committee, approved and adopted, effective immediately, the Company’s Seventh Amended and Restated Bylaws (as amended and restated, the “Bylaws”). The amendments to the Bylaws include: (a) revisions to Article II, Section 9 to require that any stockholder directly or indirectly soliciting proxies from other stockholders use a proxy card color other than white; (b) revisions to Article II, Sections 1(b)-(c), 1(e) and Article III, Sections 3(b)-(c), with respect to the notification and other requirements related to nominations of directors and solicitations of proxies, including requiring compliance with Rule 14a-19 under the Securities Exchange Act of 1934, as amended, and requiring that shareholder nominees for director provide specified information and sit for interviews with the Board and its committees, if requested; and (c) other technical, ministerial, clarifying and conforming changes.

The foregoing summary of the amendments to the Company's Bylaws is qualified in all respects by reference to the text of the Bylaws, a copy of which is attached as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Seventh Amended and Restated Bylaws
99.1	Press Release issued by Casey's General Stores, Inc. dated March 7, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CASEY'S GENERAL STORES, INC.

Dated: March 7, 2023	By:	/s/ Stephen P. Bramlage Jr.
Stephen P. Bramlage Jr.
Chief Financial Officer